Supplement, dated January 4, 2002
to Prospectus, dated May 1, 2001
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                     VARIABLE ACCUMULATION ANNUITY CONTRACTS
                          (TDA, IRA AND FPA CONTRACTS)
                                    ISSUED BY

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                   THROUGH ITS
                             SEPARATE ACCOUNT NO. 2

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We modify and supplement our Prospectus, dated May 1, 2001, for Flexible Premium
Deferred Annuity Contracts (FPA Contracts) sold to tax-exempt organizations in connection with their deferred compensation obligations under eligible 457 plans, as described below.

On page 17, under FPA Contract, the following paragraph is added:

If a tax-exempt organization purchases an FPA Contract as a depository for employee deferred compensation obligations in connection with a 457 plan that meets the requirements of an "eligible plan" under the Code, there are annual limits on the amount of total deferrals under the plan that may be made for employees. Contributions (total deferrals), which may be comprised of deferred salary amounts, employer contributions and/or other deferred compensation, for any employee during a calendar year are limited to the lesser of $11,000 (increasing in annual increments of $1,000 until the limit reaches $15,000 in 2006 and indexed for cost of living adjustments thereafter) and 100% of the employee's includible compensation (as defined in the Code). Special "catch up" provisions during the last three years before an employee's normal retirement age under the plan may increase the annual limit to the lesser of double the otherwise applicable annual limit and the otherwise applicable annual limit plus the aggregate amount unused by the employee under limits in prior years while eligible under the plan. Deferral limits for eligible 457 plans are not reduced by contributions to other retirement plans or arrangements such as 403(b) plans, SEP-IRAs or SIMPLE IRAs or 401(k) plans. A Contract is subject to the claims of the employer's creditors until the Account Balance is made available or distributed to an employee.

On page 33, under Distributions under an FPA Contract, the following paragraph is added:

If an FPA Contract is not individually owned, including a Contract purchased by an employer to fund obligations under a 457 plan, earnings on Contributions are taxable each year to the Contractholder and the exclusion ratio method is not used to determine taxation of Annuity Payments and withdrawals. Special tax rules apply to distributions by employers to their employees of deferred amounts under 457 plans. To the extent required by the Code or state law, employers will withhold for unemployment and income taxes.